              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


     Since January 1995, the Company has completed the acquisitions of all of the outstanding capital stock of Metropolitan, Apple, Page One, AGR, Total and Williams and substantially all of the paging assets of Signet, Carrier, All City, Americom, Lewis, Gold Coast, Paging & Cellular, Sun and Signet Raleigh (collectively, the "Completed Acquisitions"). The Company has signed a definitive agreement to acquire the outstanding capital stock of Nationwide. The combination of the Completed Acquisitions and Nationwide is referred to as the "Acquisitions".

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company combines the historical consolidated balance sheet of the Company and the balance sheets of Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide as if the acquisitions had occurred on December 31, 1995. The accompanying unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 1995 combines the historical consolidated statement of operations of the Company and the statements of operations of the Acquisitions as if the Acquisitions had occurred on January 1, 1995, and assumes that they were funded with the proceeds of the Company's $100 million senior subordinated notes (the "Notes") or by borrowings under the Company's credit facility.

     The pro forma condensed consolidated financial statements do not purport to represent what the Company's results of operations would have been had the Acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the financial statements of certain Acquisitions and the notes thereto included or incorporated elsewhere herein.

                          PRONET INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 31, 1995

                                   (UNAUDITED)


                                     ASSETS


                                                             SIGNET
                                  PRONET           SUN      RALEIGH      PAGE ONE      AGR          TOTAL
                               ------------   ----------  ----------    ----------  ---------    ----------
                                                                             (in thousands)
Current Assets . . . . . . . .  $   22,153     $    420    $     89      $   34      $   241      $   143

Equipment
 Pagers. . . . . . . . . . . .      36,789          548       1,779         269           25          106
 Communications
  equipment. . . . . . . . . .      26,051        1,969         437         --           --            34
Security systems'
 equipment . . . . . . . . . .      11,866         --           --          --           --           --
Office and other . . . . . . .       7,179           44         306        1,950         879          191
                                ----------     --------    --------      -------    --------      -------
                                    81,885        2,561       2,522        2,219         904          331
Less allowance for
 depreciation. . . . . . . . .      34,203        1,713       1,533        1,044         418          152
                                ----------     --------    --------      -------    --------      -------
                                    47,682          848         989        1,175         486          179
Goodwill and other assets,
 net . . . . . . . . . . . . .     117,134          498         --            --          20            4
                                ----------     --------    --------      -------    --------      -------
TOTAL ASSETS . . . . . . . . .  $  186,969     $  1,766    $  1,078      $ 1,209    $    747      $   326
                                ----------     --------    --------      -------    --------      -------
                                ----------     --------    --------      -------    --------      -------

                                                         PRO FORMA                 PRO FORMA
                                 WILLIAMS     NATIONWIDE ADJUSTMENTS      INDEX   CONSOLIDATED
                               -----------   ----------- -----------    -------- -------------
Current Assets . . . . . . . .  $      311     $    218   $  (7,845)      (A),(C)   $ 15,764

Equipment
 Pagers. . . . . . . . . . . .         297          517        (178)        (A)       40,152

 Communications
  equipment. . . . . . . . . .         406        1,002      (1,819)        (A)       28,080
Security systems'
 equipment . . . . . . . . . .          --          --           --                   11,866
Office and other . . . . . . .          --          101      (2,509)        (A)        8,141
                                ----------     --------    --------      -------    --------
                                       703        1,620      (4,506)                  88,239
Less allowance for
 depreciation. . . . . . . . .         567          406      (5,833)        (A)       34,203
                                ----------     --------    --------      -------    --------
                                       136        1,214       1,327                   54,036

Goodwill and other assets,
 net . . . . . . . . . . . . .         176           25      48,463       (A),(B)    166,320
                                                                            (C)
                                ----------     --------    --------      -------    --------
TOTAL ASSETS . . . . . . . . .  $      623     $  1,457    $ 41,945                 $236,120
                                ----------     --------    --------      -------    --------
                                ----------     --------    --------      -------    --------

                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                            SIGNET
                                   PRONET          SUN      RALEIGH      PAGE ONE       AGR         TOTAL
                                -----------    ---------   ---------    ----------   --------     ---------
                                                                             (in thousands)
Current liabilities. . . . . .   $  18,911      $   325      $  300      $ 1,678      $  532       $  212
Long-term debt, less current
 maturities. . . . . . . . . .      99,319          --          443         --           524          124
Deferred tax liabilities . . .         688           --          --         --            --           --
Deferred payments. . . . . . .      18,495           --          --          --           --           --
Shareholders' equity (deficit)      49,556        1,441         335        (469)        (309)         (10)
                                ----------     --------    --------      -------    --------      --------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY            $ 186,969      $ 1,766     $ 1,078      $ 1,209      $  747       $  326
                                ----------     --------    --------      -------    --------      --------
                                ----------     --------    --------      -------    --------      --------

                                                          PRO FORMA                     PRO FORMA
                                  WILLIAMS    NATIONWIDE  ADJUSTMENTS        INDEX    CONSOLIDATED
                                -----------   ----------  -----------       -------   -------------
Current liabilities. . . . . .   $     470      $   610     $(2,674)           (A)      $ 20,364
Long-term debt, less current
 maturities. . . . . . . . . .         177        1,193      27,464          (A),(C)     129,244
Deferred tax liabilities               --          --         --                             688
Deferred payments. . . . . . .         --          --         5,660            (C)        24,155
Shareholders' equity (deficit)         (24)        (346)     11,495          (A),(C)      61,669
                                 ---------      -------     -------          -------    --------

TOTAL LIABILITIES AND            $     623      $ 1,457     $41,945                     $236,120
 SHAREHOLDERS' EQUITY . . . .
                                 ---------      -------     -------          -------    --------
                                 ---------      -------     -------          -------    --------

       SEE ACCOMPANYING NOTES TO UNAUDITED PRO FRORMA CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS.

                          PRONET INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995
                                  (Unaudited)

                                          TWELVE MONTHS     TWO MONTHS       THREE MONTHS               FOUR MONTHS
                                          ENDED DEC. 31,   ENDED FEB. 28,   ENDED MARCH 31,           ENDED APRIL 30,
                                               1995            1995              1995                      1995
                                          -------------    -------------    --------------    -------------------------------
                                              PRONET          SIGNET           CARRIER         METROPOLITAN        ALL CITY
                                          -------------    -------------    --------------    --------------    -------------
                                                                            (in thousands)
REVENUES
  Service revenues......................  $      56,108    $         872     $         532     $       1,870    $       1,139
  Product sales.........................         10,036              109               197                50               47
                                          -------------    -------------     -------------     -------------    -------------
    Total revenues......................         66,144              981               729             1,920            1,186
  Cost of products sold.................         (9,421)            (109)             (179)              (54)             --
                                          -------------    -------------     -------------     -------------    -------------
                                                 56,723              872               550             1,866            1,186
COST OF SERVICES........................         14,396              273                59               514              272
  GROSS MARGIN..........................         42,327              599               491             1,352              914
EXPENSES
  Sales, general and administrative.....         23,935              367               286               592              511
  Depreciation and amortization.........         18,662               17                54               215              292
                                          -------------    -------------     -------------     -------------    -------------
                                                 42,597              384               340               807              803
                                          -------------    -------------     -------------     -------------    -------------
    OPERATING INCOME (LOSS)                        (270)             215               151               545              111
OTHER INCOME (EXPENSE)
  Interest expense......................         (8,640)             (54)              (26)              --              (528)
  Interest and other income.............          1,291                2                 1                20              --
                                          -------------    -------------     -------------     -------------    -------------
                                                 (7,349)             (52)              (25)               20             (528)
    INCOME (LOSS) BEFORE
      INCOME TAXES......................         (7,619)             163               126               565             (417)
  Provision for income taxes............             78              --                  1               192              --
                                          -------------    -------------     -------------     -------------    -------------
    NET INCOME (LOSS)...................  $      (7,697)   $         163     $         125     $         373    $        (417)
                                          -------------    -------------     -------------     -------------    -------------
                                          -------------    -------------     -------------     -------------    -------------

                                                                                               NINE MONTHS
                                                                                              ENDED SEPT. 30,
                                           SIX MONTHS               EIGHT MONTHS                   1995         ELEVEN MONTHS
                                          ENDED JUNE 30,          ENDED AUGUST 31,            ---------------   ENDED NOV. 30,
                                               1995                     1995                                     1995
                                          -------------    -------------------------------       PAGING &       --------------
                                            AMERICOM        GOLD COAST           LEWIS           CELLULAR           APPLE
                                          -------------    -------------    --------------    --------------    -------------
REVENUES
  Service revenues......................  $       1,810    $         427     $         932     $       3,016    $       4,358
  Product sales.........................            430              --                780             1,161              846
                                          -------------    -------------     -------------     -------------    -------------
    Total revenues......................          2,240              427             1,712             4,177            5,204
  Cost of products sold.................           (371)             --               (490)             (887)          (1,153)
                                          -------------    -------------     -------------     -------------    -------------
                                                  1,869              427             1,222             3,290            4,051
COST OF SERVICES........................            259               99                48             1,078              395
  GROSS MARGIN..........................          1,610              328             1,174             2,212            3,656
EXPENSES
  Sales, general and administrative.....            782              160               650             1,122            2,861
  Depreciation and amortization.........            209               51                88               492               96

                                          -------------    -------------     -------------     -------------    -------------
                                                    991              211               738             1,614            2,957
                                          -------------    -------------     -------------     -------------    -------------
    OPERATING INCOME (LOSS)                         619              117               436               598              699
OTHER INCOME (EXPENSE)
  Interest expense......................             (4)             --                 (4)             (300)             --
  Interest and other income.............             97              --                 20                13              --
                                          -------------    -------------     -------------     -------------    -------------
                                                     93              --                 16              (287)             --
    INCOME (LOSS) BEFORE
      INCOME TAXES......................            712              117               452               311              699
  Provision for income taxes............            --               --                --                --               --
                                          -------------    -------------     -------------     -------------    -------------
    NET INCOME (LOSS)...................  $         712    $         117     $         452     $         311    $         699
                                          -------------    -------------     -------------     -------------    -------------
                                          -------------    -------------     -------------     -------------    -------------

                                                                       Year Ended December 31, 1995
                                            ----------------------------------------------------------------------------------
                                                         Signet        Page
                                               Sun       Raleigh       One         AGR        Total      Williams   Nationwide
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
REVENUES
  Service revenues......................    $    1,528  $    2,900  $    4,864  $    2,377  $      784  $    1,039  $    3,108
  Product sales.........................           246         146         722          72         322         165       2,173
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Total revenues......................         1,774       3,046       5,586       2,449       1,106       1,204       5,281
  Cost of products sold.................          (286)       (123)     (1,216)       (772)       (442)       (101)     (2,775)
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                 1,488       2,923       4,370       1,677         664       1,103       2,506
COST OF SERVICES........................           445         700         776         247         313         153         659
  GROSS MARGIN..........................         1,043       2,223       3,594       1,430         351         950       1,847
EXPENSES
  Sales, general and administrative.....         1,102       1,479       3,142       1,510         528         900       1,944
  Depreciation and amortization.........           425         419         360         187          17          98          99
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                 1,527       1,898       3,502       1,697         545         998       2,043
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
    OPERATING INCOME (LOSS)                       (484)        325          92        (267)       (194)        (48)       (196)
OTHER INCOME (EXPENSE)
  Interest expense......................           --          (78)       (123)        (68)        (13)        (54)       (113)
  Interest and other income.............           --           48           1           8          90          39          --
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                   --          (30)       (122)        (60)         77         (15)       (113)
    INCOME (LOSS) BEFORE
      INCOME TAXES......................          (484)        295         (30)       (327)       (117)        (63)       (309)
  Provision for income taxes............           --          --          --          --          --          --           --
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
    NET INCOME (LOSS)...................    $     (484) $      295  $      (30) $     (327) $     (117) $      (63) $     (309)
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


                                             PRO FORMA              PRO FORMA
                                            ADJUSTMENTS   INDEX    CONSOLIDATED
                                            ----------- ---------- ------------
REVENUES
  Service revenues......................    $     (192)    (D)      $   87,472
  Product sales.........................           --                   17,502
                                            ----------  ----------  ----------
    Total revenues......................          (192)                104,974
  Cost of products sold.................           --                  (18,379)
                                            ----------  ----------  ----------
                                                  (192)                 86,595
COST OF SERVICES........................                                20,686
  GROSS MARGIN..........................          (192)                 65,909
EXPENSES
  Sales, general and administrative.....        (2,283)    (E)          39,588
  Depreciation and amortization.........         6,427     (F)          28,208
                                            ----------  ----------  ----------
                                                 4,144                  67,796
                                            ----------  ----------  ----------
    OPERATING INCOME (LOSS)                     (4,336)                 (1,887)
OTHER INCOME (EXPENSE)
  Interest expense......................        (6,069)    (G)         (16,074)
  Interest and other income.............           --                    1,630
                                            ----------  ----------  ----------
                                                (6,069)                (14,444)
    INCOME (LOSS) BEFORE
      INCOME TAXES......................       (10,405)                (16,331)
  Provision for income taxes............           --      (H)             271
                                            ----------  ----------  ----------
    NET INCOME (LOSS)...................    $  (10,405)             $  (16,602)
                                            ----------  ----------  ----------
                                            ----------  ----------  ----------

               SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED FINANCIAL STATEMENTS

                          PRONET INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


     On March 1, 1995, the Company purchased substantially all of the paging assets of Signet for approximately $9.0 million, comprised of approximately $4.8 million paid in cash at closing and a $4.2 million deferred payment. On April 1, 1995, the Company completed the purchase of substantially all of the paging assets of Carrier for approximately $6.5 million, comprised of approximately $3.5 million paid in cash at closing and a deferred payment of approximately $3.0 million. Effective May 1, 1995, the Company completed the acquisition of all the outstanding capital stock of Metropolitan for approximately $21.0 million paid in cash at closing. Also effective May 1, 1995, the Company completed the purchase of substantially all of the paging assets of All City for approximately $6.4 million, comprised of approximately $6.0 million paid in cash at closing and a $350,000 deferred payment. Effective July 1, 1995, the Company completed the purchase of substantially all of the paging assets of Americom for approximately $17.5 million, comprised of approximately $8.8 million paid in cash at closing and a deferred payment of $8.7 million. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Lewis for approximately $5.6 million, comprised of approximately $3.5 million paid in cash at closing and a $2.1 million deferred payment. Also on September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Gold Coast for approximately $2.3 million paid in cash at closing. Effective October 1, 1995, the Company completed the acquisition of substantially all of the paging assets of Paging & Cellular for approximately $9.5 million paid in cash at closing. On December 1, 1995, the Company completed the acquisition of all of the outstanding capital stock of Apple for approximately $13.0 million, comprised of approximately $8.5 million paid in cash and approximately $4.5 million in stock at closing. Effective December 31, 1995, the Company acquired substantially all of the paging assets of Sun for approximately $2.3 million paid in cash at closing. Effective January 1, 1996, the Company completed two acquisitions. The
Company acquired substantially all of the paging assets of Signet Raleigh for approximately $8.7 million, comprised of approximately $4.7 million paid in cash at closing and delivery of $3.2 million in common stock of the Company at closing and a $800,000 deferred payment. Also, the Company completed the purchase of substantially all of the outstanding capital stock of Page One for approximately $19.7 million, comprised of approximately $14.8 million paid in cash at closing and a $4.9 million deferred payment. Effective February 1, 1996, the Company completed three additional acquisitions. The Company acquired all of the outstanding capital stock of AGR for approximately $6.5 million paid in cash at closing, Total for approximately $2.2 million, comprised of approximately $400,000 paid in cash and $1.8 million in common stock of the Company at closing, and Williams for $2.7 million paid in cash at closing. In addition, upon the final grant of certain licenses, the Company would pay an additional $1.5 million for AGR and $400,000 for Total. These acquisitions were accounted for as purchases and were financed with the proceeds of the Notes or borrowings under the Company's credit facility. The results of operations for Signet, Carrier, Metropolitan, All City, Americom, Lewis, Gold Coast, Paging & Cellular and Apple are included in the actual results of operations of the Company from the respective dates of acquisition, and the historical balance sheet of the Company at December 31, 1995 includes these acquisitions.

     On January 9, 1996, the Company signed a definitive agreement to purchase the outstanding capital stock of Nationwide for an amount to be determined based upon the terms of the agreement. This transaction is subject to various conditions and approvals. Nationwide will be accounted for as a purchase and the Company anticipates the acquisition will be funded with borrowings under the Company's credit facility.

     All deferred payments listed above are due one year from the closing of the respective transactions and are payable, at the Company's discretion, either in cash or shares of the Company's common stock based on market value at the date of payment.

     The unaudited pro forma condensed financial statements reflect the transactions as though the Acquisitions had been acquired at the beginning of the periods presented. The Company and the Acquisitions, except for Gold Coast, operated on a December 31 fiscal year basis. Gold Coast operated on a June 30 fiscal year basis. The respective results of operations for Signet, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular and Apple from the date of acquisition were combined with the actual results of operations of the Company, Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide for the year ended December 31, 1995, to determine the pro forma results of operations for the year ended December 31, 1995.

                          PRONET INC. AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     The accompanying pro forma condensed consolidated balance sheet as of December 31, 1995, has been prepared as if the Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide acquisitions had occurred on that date and reflects the following adjustments:

          (A) Pro forma adjustments are made to reflect the fair value of those assets and liabilities that were acquired as a result of the Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide acquisitions. The Company did not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt. The following is a detail of these adjustments (in thousands):

                                                                                DR         CR
                                                                               -----      -----
          Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . .     2,461
          Allowance for depreciation . . . . . . . . . . . . . . . . . . .     5,833
          Current liabilities. . . . . . . . . . . . . . . . . . . . . . .     2,674
          Shareholders' equity (deficit) . . . . . . . . . . . . . . . . .       618
          Current assets . . . . . . . . . . . . . . . . . . . . . . . . .                  107
          Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . .                4,506
          Goodwill and other assets  . . . . . . . . . . . . . . . . . . .                  721
          Investments in  Sun, Signet Raleigh, Page One, AGR,
            Total, Williams and Nationwide . . . . . . . . . . . . . . . .                6,252

          To reflect the allocation of the purchase price of Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide and to reflect reductions in certain assets and liabilities not acquired by the Company.

          (B) Pro forma adjustments are made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets and liabilities acquired. A pro forma adjustment is made to other assets to record the noncompetition agreements based on amounts stated in the respective definitive agreements. The following is a detail of these adjustments (in thousands):


          Goodwill and other assets. . . . . . . . . . . . . . . . . . . .    49,445
             Investments in Sun, Signet Raleigh, Page One, AGR,
               Total, Williams and Nationwide. . . . . . . . . . . . . . .                49,445

     To record goodwill and noncompetition agreements related to the acquisitions of Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide.

          (C) Pro forma adjustments are made to (i) record the use of cash, the borrowings under the Company's credit facility and the issuance of the Company's common stock and (ii) record the incurrence of deferred payments of $5.7 million in connection with the acquisitions of Signet Raleigh and Page One. All deferred payments are classified as long-term liabilities since the Company has the option to make the deferred payments in cash with funds available from the proceeds of the Company's credit facility or in shares of the Company's common stock. The following is a detail of these adjustments (in thousands):


          Investments in Sun, Signet Raleigh, Page One, AGR,
            Total, Williams and Nationwide . . . . . . . . . . . . . . . .    55,697
             Long-term debt  . . . . . . . . . . . . . . . . . . . . . . .               29,925
             Deferred payments . . . . . . . . . . . . . . . . . . . . . .                5,660
             Shareholders' equity (deficit)  . . . . . . . . . . . . . . .               12,113
             Current assets. . . . . . . . . . . . . . . . . . . . . . . .                7,738
             Goodwill and other assets . . . . . . . . . . . . . . . . . .                  261

     To record the purchases of Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide.

                          PRONET INC. AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     The following is a summary of the fair value assigned to the assets and liabilities acquired from Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide (in thousands):

                                                      HISTORICAL COST
                        ---------------------------------------------------------------------
                                 SIGNET     PAGE                                                                          FAIR
                          SUN    RALEIGH     ONE      AGR       TOTAL   WILLIAMS   NATIONWIDE  SUBTOTAL    ADJUSTMENTS    VALUE
                        ------   -------   ------    ------    ------   --------   ----------  --------    -----------   --------
Current assets . . . . .$  420   $   89    $   34    $  241    $  143    $  311      $  218    $ 1,456      $   (107)    $  1,349
Equipment
  Pagers . . . . . . . .   548    1,779       269        25       106       297         517      3,541          (178)       3,363
  Communications
   equipment . . . . . . 1,969      437        --        --        34       406       1,002      3,848        (1,819)       2,029
  Office and other . . .    44      306     1,950       879       191        --         101      3,471        (2,509)         962
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------
                         2,561    2,522     2,219       904       331       703       1,620     10,860        (4,506)       6,354
Less allowance
  for depreciation . . . 1,713    1,533     1,044       418       152       567         406      5,833        (5,833)          --
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------
                           848      989     1,175       486       179       136       1,214      5,027         1,327        6,354
Goodwill, net  . . . . .    --       --        --        --        --        --          --         --        49,445       49,445
Other assets, net. . . .   498       --        --        20         4       176          25        723          (721)           2
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------
Total assets . . . . . . 1,766    1,078     1,209       747       326       623       1,457      7,206        49,944       57,150
Current liabilities. . .   325      300     1,678       532       212       470         610      4,127        (2,674)       1,453
Long-term debt . . . . .    --      443        --       524       124       177       1,193      2,461        (2,461)          --
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------
Net assets . . . . . . .$1,441   $  335    $ (469)   $ (309)   $  (10)   $  (24)     $ (346)   $   618      $ 55,079     $ 55,697
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------
                        ------   ------    ------    ------    ------    -------     ------    -------      --------     --------

     The accompanying pro forma condensed consolidated statement of operations for the year ended December 31, 1995 has been prepared by combining the historical results of the Company and the Acquisitions for such respective periods and reflect the following adjustments:

        (D) A pro forma adjustment is made to reflect the effect on service revenues and costs of sales related to the segment of the operations of All City not acquired by the Company.

        (E) The pro forma adjustment to sales, general and administrative expenses represents expenses that either would or would not have been incurred had the Acquisitions occurred at the beginning of the periods presented. For Signet, Carrier, All City, Metropolitan, Lewis, Paging & Cellular, Apple, Sun, Signet Raleigh, Page One, AGR, Total, Williams and Nationwide cost savings relate to decreased salaries (primarily due to reductions in senior management of the Acquisitions), office rent, professional fees, telephone costs and bad debts.

        (F) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expense based on the fair value of the assets acquired as if the Acquisitions had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. The noncompetition agreements are amortized using the straight-line method over the terms of the agreements, and goodwill is amortized using the straight-line method over a 15-year term.

        (G) Interest expense is comprised of interest on long-term debt and the deferred payments, plus the commitment fee on the Company's credit facility. Pro forma adjustments reflect (i) the reversals of interest expense of $1.4 million for the year ended December 31, 1995 on debt of the Acquisitions not assumed by the Company and (ii) the increase in interest expense due to the sale of the Notes at an assumed annual rate of 11.875% and $29.9 million in borrowings on the Company's credit facility at an assumed annual rate based on 90 day LIBOR plus an applicable margin. Interest expense on the deferred payments is provided as required by the definitive agreements or letters of intent.

                          PRONET INC. AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

        (H) At December 31, 1995, the Company had net operating loss carryforwards of $11.0 million for income tax purposes that expire in years 2005 through 2011. The Company anticipates that the current year operating loss may not be realizable within the statutory time frame. Therefore, no pro forma adjustments were made to reflect any current or future tax benefit.

     The pro forma condensed consolidated financial information presented is not necessarily indicative of either the results of operations that would have occurred had the acquisitions taken place at the beginning of the periods presented or of future results of operations of the combined operations.